Filed pursuant to 497(e)
File Nos. 033-35788 and 811-06136

Homestead Funds, Inc.

Supplement Dated January 22, 2019

to the Statement of Additional Information Dated May 1, 2018

This supplement updates certain information regarding the Value Fund and Small-Company Stock Fund (collectively, the “Funds”), each a series of Homestead Funds, Inc., contained in the above-referenced Statement of Additional Information (“SAI”).  Please read this supplement carefully and keep it with your SAI for future reference.  You may obtain copies of the Prospectus and SAI free of charge, upon request, by calling toll-free (800) 258-3030, by visiting Homestead Funds, Inc.’s website at homesteadfunds.com, or by writing to Homestead Funds, Inc., Attn: Investments Division, 4301 Wilson Boulevard, INV8-305, Arlington, Virginia 22203.

Effective January 22, 2019, James A. Polk, CFA, was appointed as a co-portfolio manager to the Funds.  Mr. Polk comes to RE Advisers Corporation, the investment manager for the Funds, after nearly 20 years with Putnam Investment Management, LLC (“Putnam”). During his time with Putnam, Mr. Polk served, among other roles, as a portfolio manager for several of its small, mid, and multi--cap value oriented mutual funds.

As such, the following changes are made to the SAI effective immediately:

1.	The following information is added to the end of the table in the section titled “PORTFOLIO MANAGERS, RE ADVISERS – Other Accounts Managed” on page 70:

Name of Portfolio Manager	Category of Accounts	Number of Accounts Managed in Each Category of Account	Total Assets in Accounts Managed Within Each Category

James A. Polk*	Registered Investment Companies	0	N/A
	Other Pooled Investment Vehicles	4	$4,863 million
	Other Accounts	1	$37 million

*   As of January 22, 2019, the date Mr. Polk was appointed a co-portfolio manager of the Value Fund and the Small-Company Stock Fund.  Total assets in accounts managed within each category are estimated as of that date.

2.	The following information is added to the end of the table in the section titled “Ownership of Securities” on page 71:

Name of Portfolio Manager	Dollar Range Of Securities Owned In The Fund

James A. Polk*	Value Fund None

Small-Company Stock Fund None

*   As of January 22, 2019, the date Mr. Polk was appointed a co-portfolio manager of the Value Fund and the Small-Company Stock Fund.